Exhibit 99.1 Quantitative Transmission Imaging Breast Acoustic CT Scanner INVESTOR PRESENTATION April 2024

Disclaimer ABOUT THIS PRESENTATION This investor presentation (this “Presentation”) is provided for informational purposes only. The information contained herein does not purport to be all-inclusive and neither QT Imaging Holdings, Inc. (the “Company”, “QT Imaging Holdings”, “QTI”), nor its respective directors, officers, employees, agents, advisors or affiliates, including QT Imaging, Inc. (“QT Imaging”), makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation, which has not been verified and is subject to change at any time. Viewers of this Presentation should each make their own evaluation of QT Imaging Holdings and of the relevance and accuracy of the information and should make such other investigations as they deem necessary. To the fullest extent permitted by law, no responsibility or liability whatsoever is accepted by QT Imaging Holdings, or its directors, officers, employees, agents, advisors or affiliates for any loss howsoever arising, directly or indirectly, from any use of this Presentation or such information or opinions contained herein or otherwise arising in connection herewith. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of QT Imaging Holdings, or any of its affiliates, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale would be unlawful. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. On June 6, 2017, the U.S. Food and Drug Administration ( FDA ) in response to QT Imaging’s Section 510(k) Summary of Safety and Effectiveness premarket notification under the Food, Drug and Cosmetic Act, determined that the QT Breast Scanner is substantially equivalent to the predicate device. Our use of the words “safe”, “safety”, “effectiveness”, and “efficacy” in relation to the QT Breast Scanner in this Presentation and all other QT Imaging related documents is limited to the context of the Section 510(K) Summary of Safety and Effectiveness that was reviewed and responded to by the FDA. TRADEMARKS AND INTELLECTUAL PROPERTY All trademarks, service marks, and trade names of QT Imaging Holdings or its affiliates used herein are trademarks, service marks, or registered trade names of QT Imaging Holdings or its affiliates, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not intended to, and does not imply, a relationship with QT Imaging Holdings or its affiliates, or an endorsement or sponsorship by or of QT Imaging Holdings or its affiliates. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that QT Imaging Holdings or its affiliates will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Copyright ©2024 QT Imaging Holdings, Inc. All Rights Reserved. 2

Disclaimer FORWARD LOOKING STATEMENTS Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “has the potential to”, “believe”, “may”, “will”, “estimate”, “continue”, “anticipate”, “intend”, “expect”, “should”, “would”, “plan”, “predict”, “potential”, “seem”, “seek”, “future”, “outlook”, and similar expressions that indicate or predict future events or trends that are not statements of historical matters. These forward looking statements include, but are not limited to, the potential impact on existing medical technology, the company’s technology, products, business prospects, revenue, client adoptions, commercialization, projections of market opportunity and statements regarding estimates and forecasts of other financial and performance metrics. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of QT Imaging Holdings’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not circumstances intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. In addition, statements regarding the Company’s products, technology, and market opportunity reflect the beliefs and opinions of QT Imaging Holdings’ management on the relevant subject as of this Presentation. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of QT Imaging Holdings. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; risks related to the rollout of QT Imaging Holdings’ business and the timing of expected business milestones; the demand for QT Imaging Holdings’ products and services; the ability of QT Imaging Holdings to increase sales of its output products in accordance with its plans; issues that could arise during the course of the acquisition of QT scanners by CMSC or the Feasibility Study; the desire of customers and service recipients to continue engaging QT Imaging Holdings; the effects of competition on QT Imaging Holdings’ future business, changes in the Company’s strategy, future operations, financial positions, and product development timeline. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that QT Imaging Holdings presently does not know or believes is immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect QT Imaging Holdings’ expectations, plans or forecasts of future events and views as of the date of this Presentation. QT Imaging Holdings anticipates that subsequent events and developments will cause its assessments to change. However, while QT Imaging Holdings may elect to update these forward-looking statements at some point in the future, its specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing QT Imaging Holdings’ assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Copyright ©2024 QT Imaging Holdings, Inc. All Rights Reserved. 3

QT Imaging Holdings (QTI) Has the Potential to Transform Medical Imaging • QTI is a medical device company with imaging technology that has the potential to transform the industry • QTI Scanner is the only 3D imaging device to receive FDA clearance for use as a transmission and reflection ultrasonic imaging system of a patient’s breast • QTI’s patent-protected technology provides a relatively low-cost, comprehensive, no radiation, no discomfort medical imaging solution • QTI’s technology yields superior performance compared to traditional mammogram with regard to specificity (false positives) and has similar imaging quality and diagnostic value compared to MRI but is a lower cost and more accessible solution. Copyright ©2024 QT Imaging Holdings, Inc. All Rights Reserved. 4

QT Imaging Holdings (QTI) Has the Potential to Transform Medical Imaging • This sub-millimeter, high-definition, image resolution enables the identification of normal and abnormal breast structures and the accurate depiction and measurement of the precise shape and location of findings, as well as being suitable for full body imaging and other applications • QTI was founded by John Klock, MD, who is recognized globally as a successful co-founder of multiple companies, including one that successfully commercialized five FDA-approved drugs • A commercialization experienced executive team joined QTI to drive market penetration Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved. 5

Introduction to the QT Imaging Holdings Management Team Nasser C. Bilal Malik, Dr. Raluca Dinu Stas Budagov Steve Choate Pirshafiey, MBA Ph.D. CHIEF EXECUTIVE CHIEF FINANCIAL CHIEF OPERATING CHIEF PRODUCT CHIEF SCIENCE OFFICER OFFICER OFFICER OFFICER OFFICER Dr. Raluca Dinu is a global Mr. Budagov is serving as Mr. Steve Choate, appointed Mr. Pirshafiey has been with Dr. Bilal Malik has over ten business executive, with long CFO of QTI since December as Chief Operations Officer at QTI since 2017. Previously, he years of experience in 2023. He has more than 15 QTI in April 2024, is public companies' governance founded and managed a research, development, and experience, offering over 22 years of accounting and responsible for managing the consulting firm providing translation of medical years of achievements in the consulting experience, operations organization, sustainable practices to devices, both in academia including consulting public ensuring quality, and industries including medical high-tech industry, with an and industry. He is an expert established track record of and private clients. fostering collaboration with device, high-tech, and in leading and directing Additionally, he has 3 years of internal, domestic, and driving increased revenue and consumer products for giants efforts in image and data profitability, delivering strong audit experience at Ernst & international manufacturing such as Johnson & Johnson science and has a track results in turnaround or M&A Young. partners. and Siemens. He has 14 record of successfully leading inventions filed with the US situations, leading strategic innovation for medical growth, and consolidation in patent office. imaging products. fast-paced business environments. Copyright ©2024 QT Imaging Holdings, Inc. All Rights Reserved. 6

Our Mission • Create disruptive innovation—a dedication to using technology (software, artificial intelligence, and smart physics) to improve medical imaging and thus health care quality and access. NIH has awarded QT Imaging about • Continue to improve our FDA-cleared, high quality, high resolution, native 3D, reproducible image quality regardless of operator or breast size/tissue $18M type breast imaging technology, as well as the techniques for quantifiable analysis, comparison, and training. for new women’s imaging solution • Introduce the first comprehensive body-safe imaging technology into the marketplace, enabling for the first-time well-person body imaging health screening, and the first health screening medical imaging for infants. • Expand the market opportunities beyond hospitals, imaging centers and health centers by supporting additional direct to consumer (DTC) and direct to provider (DTP) approaches to enable the ability to lower health care costs and increase access via personal medical imaging. • Improve medical outcomes globally by increasing access to medical imaging. Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved. 7

# Executive Summary

- **Low-cost, comprehensive, quantitative, no radiation medical imaging solution** yielding sub-millimeter, high-definition, image resolution: application in areas such as **breast • infant body • full body**
- Commercial stage, FDA-cleared[1] breast scanner **for dense breast imaging**, with better sensitivity and specificity than mammography and potential for:
  - Applicability to determine ***a measure of*** breast density and measure mass size and growth
  - Improved compliance with screening guidelines
  - Expanded FDA clearances to increase access to medical imaging in multiple applications, including preventative screening
- **Breakthrough Device Designation awarded by the FDA** provides fast track to unique CPT codes and future clearances
- Patent-protected technology: **14 granted US/Europe**
  - Software platform protected by trade secrets
- **Sales Agent Agreement signed with NXC Imaging (A Subsidiary of Canon Medical Systems)**
- **Feasibility Study Agreement signed with Canon Medical Systems**
- Go-to-market strategy:
  - US: Distributor network with strategic partners
- Developed roadmap for additional FDA clearances, product development, clinical adoption, and commercialization

(1) FDA Labels: K162372, K181785, K190626, KD22093, Q181785

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# QTI's Technology Has the Opportunity to Transform Several Large Markets

## 2022 GLOBAL MEDICAL IMAGING MARKET SIZE: $29B[1]

Current Market

Future Markets – Body Scanner Platform Development

### BREAST: $5B MARKET[2]

- FDA approved as supplementary screening device for breast imaging
- Aim to revolutionize current imaging paradigm, replacing mammography, ultrasound (handheld and automated), and freeing MRI scanners time



### ORTHO: $9B MARKET[3]

- Target replacing MRI examinations
- Primary focus on orthopedic practices



### INFANT: $8B MARKET[4]

- New market opportunity given limitations of current imaging modalities for infants



### IMAGE-GUIDED PROCEDURES: $5B MARKET[5]

- Commenced feasibility study
- Variety of image-guided procedures including biopsies, injections and cryoablation



(1) Medical Imaging Market Size, Share & Trends Analysis Report by Products (X-Ray, Ultrasound, Computed Tomography, Magnetic Resonance Imaging (MRI), Nuclear Imaging), by End Users (Hospitals, Diagnostic Imaging Centers, Other End Users), by Region (North America, Europe, Asia Pacific, Latin America, Middle East & Africa) - Global Industry Assessment (2016 - 2021) & Forecast (2022 - 2028), Vantage Market Research
(2) Coherent Market Insights
(3) Global Orthopedic Medical Imaging Systems Market Analysis Report 2022: Market to Reach $10.6 Billion by 2026 - The US Corners Orthopedic Medical Imaging Market with Adoption of Innovative Systems, Research and Markets.
(4) Pediatric Imaging Market Size, Share & Trends Analysis Report By Modality (X-ray, Ultrasound, MRI, CT), By Application (Gastroenterology, Cardiology, Oncology), By End User, By Region, And Segment Forecasts, 2020 – 2027, Grandview Research.
(5) Image-guided Therapy Systems Market Size, Share & Trends Analysis Report By Product (Ultrasound Systems, Computed Tomography Scanners), By Application, By End-use, And Segment Forecasts, 2022 – 2030, Grandview Research.

QT IMAGING

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Agreement Signed with NXC Imaging A Subsidiary of Canon Medical Systems • Sales Agent Agreement signed with NXC Imaging marks a major milestone for QTI • Accessing NXC Imaging's distribution channel in the US and the US territories, this agreement provides potential to accelerate the commercial roll-out of QTI’s imaging systems • NXC Imaging will also provide a mature service organization to support QTI’s installed base Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved. 10

Feasibility Study Agreement Signed with Canon Medical Systems • Canon to initiate studies to evaluate the business, technical, and clinical values of QTI’s ultrasound breast scanner including: − product quality validation − development and manufacturing studies − clinical evaluation − regulatory investigation, and − market validation. • QTI shall provide support for the feasibility study with Canon and shall use its commercially reasonable efforts to facilitate the feasibility study. • All know-how and intellectual property embodied in the QT Scanner are owned by QTI. • During the term of the Feasibility Study Agreement, the QTI shall give Canon first priority in any negotiations for collaborations, including joint development, contract manufacturing, and marketing, with respect to ultrasound breast scanners. Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved. 11

TECHNOLOGY OVERVIEW

# Current Ultrasound Technologies Have Major Deficiencies


SoftVue

## Shortfalls of Commercial Current, Rival Systems[2]:



- **Reflection images have speckle; compounding without refraction correction**
- No valid true "transmission" mode – use "shear wave" **(low resolution)** data (ABUS, AVUS, etc. are not transmission)



- Data yielded is **compounded 2D – not true "3D"** - Transmission images have artifacts.
- Low contrast-to-noise ratios (speckle)
- **Specificity for masses is relatively poor**



- Unable to view consistently calcifications – **misses 20% of cancers[1]**
- **No "functional" imaging** features for most(doubling time, tissue identification and specific tissue volume segmentations)



- **Poor reproducibility** of measurement and volume data
- Operator dependence (HHUS)

(1) A Multireader Multicase (MRMC) Receiver Operating Characteristic (ROC) Study Evaluating Noninferiority of Quantitative Transmission (QT) Ultrasound to Digital Breast Tomosynthesis (DBT) on Detection and Recall of Breast Lesions
Jiang, Yulei et al., Academic Radiology, in press.
(2) Based on opinion of QTI management. QTI believes necessary data has been obtained through 18 separate clinical trials

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(1) Critical Modality Advantages of QTI’s Breast Acoustic CT • Clinically useful sensitivity and specificity • Presence of comparative clinical trials • Proven success in head-to-head trials against mammography for primary screening • Ability to determine doubling times – can identify slow growing cancers and help prevent cancer deaths • Enhanced volume measurements – can follow cancer treatments and provide breast density measurements • Patented technology opens the door for potential future growth in orthopedic and pediatric imaging (1) Based on opinion of QT Imaging. QTI believes necessary data has been obtained through 18 separate clinical trials 14 Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved. 14

# Why QTI Scan Generates Better Resolution Compared to MRI: **More Data!**

## MRI
Planar


Spiral data acquisition for speed of acquisition
2mm gap
Receiver Array
Receiver Array

Data points per voxel
**~180 thousand data points [1]**

22 million voxels

**~200,000**
**times more data per voxel than** ***($N_{MRI}$)***

## QTI (3D UT)
Volumetric


20mm overlapping detectors
Receiver array
Receiver array
Receiver array
Receiver array
Receiver array

Data points per voxel
**~36 billion data points**

**QT redundancy of data means:**

- Similar collection time and resolution
- Higher detection capability
- Higher Signal-to-Noise (without Gadolinium or other contrast)
- Repeatable quantitative measurements
- Quantitative and morphological biomarkers for longitudinal studies

(1) Y. Gao and S. L. Heller, "Abbreviated and Ultrafast Breast MRI in Clinical Practice," RadioGraphics, vol. 40, pp. 1507-1527, 2020

Note: Voxel is a 3D version of a pixel

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Market Positioning of Breast Acoustic CT Scanner Not intended to compete with mammography for screening, although many patients may find it preferrable for: • Dense breasts • Implants • Post therapy screening where breasts can be very sensitive to compression • When concerned about radiation dose Diagnostic alternative to MRI • Lower cost, faster, more accessible • Similar image quality and diagnostic value • More tolerable for patient (claustrophobia, noise, time, no contrast) • Images are inherently quantitative and repeatable, and hence serve as an imaging biomarker (helps following a patient) • Scanner is easily deployable (<2 days) and frees MRI scanners for other non-breast imaging studies Diagnostic alternative to Hand-held Ultrasound • Native 3D imaging (like MRI and CT) • Quantifiable image analysis • No need for specialized technologist training • Consistent and reproducible image quality regardless of operator Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved. 16

# Technical Capabilities

- **Resolution of ~600 microns in reflection** compared to 800 microns[1] for MRI (depends on field strength, homogeneity etc)
- **Contrast to noise ratio of 23:1 at 100 microns** ( in reflection; can detect small calcifications)
- **Contrast to noise ratio of 15:1** (at resolution in transmission – speed of sound)
- **Speckle-free because of 360⁰ compounding and refraction correction** for reflection image
- **Volumetric data acquisition (3D)**, not stacked 2D slices
- Volumetric reproducibility 0.2% for fibro glandular volume
- Volumetric accuracy  better than 3% extrapolated from linear accuracy ~1% ( vertical < 2%)




0.1-0.3 mm
0.5 mm
1 mm
3 mm
2 mm

(1) Y. Gao and S. L. Heller, "Abbreviated and Ultrafast Breast MRI in Clinical Practice," RadioGraphics, vol. 40, pp. 1507-1527, 2020

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# Enhanced Clinical Capabilities and Value

- **High-quality and high-resolution native 3D Imaging**
- **Quantifiable images** enables accurate analysis, comparison and trending
- Consistent and reproduceable image quality **regardless of operator or breast size/tissue type.**
- **Clinical feature detection of 50-100 microns** including microcalcifications
- Functional imaging capability - **determine tissue type from the speed of sound**
- **Allows tissue doubling time assessments – similar to MRI and CT**
- Highly accurate measurements, **not scanner operator dependent**


Breast Acoustic CT

(1) Y. Gao and S. L. Heller, "Abbreviated and Ultrafast Breast MRI in Clinical Practice," RadioGraphics, vol. 40, pp. 1507-1527, 2020

QT IMAGING

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# Resolution and Detectability:
## MRI vs QTI's Acoustic CT (3D UT)

### MRI

*MRI image of a piglet lung*



MRI resolution depends on acquisition time, B1 inhomogeneity, etc.

### QTI's Acoustic CT


Alveoli

Higher resolution than 3T MRI in air-filled organs

QTI's Acoustic CT (3D UT) with reflection mode

- Resolution is almost isotropic (transmission)
- Sub-mm resolution
- Detectability 0.1 mm

First time structures as small as the **Lung Alveoli** can be seen in vivo!

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Bovine Eye: Reflection, ex vivo Optic Double Cell Layer Nerve of Cornea Separation is 800 Microns Retinal and Thickness Subretinal Space ~100 Microns Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved. 20

Bovine Eye: Speed of Sound, ex vivo Lens 1667 m/s Iris 1551 m/s Connective Tissue Cellular Tissue Vitreous Humor Aqueous 1488 m/s 1506 m/s Fat Cornea 1480 m/s 1562 m/s Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved. 21

BREAST HEALTH

# QT Imaging's FDA-cleared Solution for Dense Breasts

### Many Women Have Dense Breasts, Which Mammograms are Inefficient in Screening for Cancer



50%
50%

50% of women between the ages of 40-74 in the US have dense breasts[1]

In ~84% of cases observed in a recent mini-study, QT Scanner identified abnormalities in dense breasts that were not identified by x-ray mammograms[2]



X-Ray Mammogram

**QT Scan**

### The FDA Has Recognized the Importance of Breast Density in Breast Cancer Screening

**Mammograms Must Include Breast Density Information, New FDA Rule Says**

About half of the women over the age of 40 in the U.S. have dense breast tissue, which can make cancer scans hard to read[3]



"the new rule advises physicians and patients to consider breast density alongside other cancer risk factors when deciding whether additional screening is necessary"

**– Hilary Marston,**
**CHIEF MEDICAL OFFICER, FDA**

Mammography Misses **35.6–52.2%** of Breast Cancers in Dense Breast Tissue[4]

(1) Breast Density on a Mammogram, Susan G. Komen
(2) QTI Study | Dense Breast Mass Detection
(3) "Mammograms Must Include Breast Density Information, New FDA Rule Says". Wall Street Journal
(4) The Role of Ultrasound in Screening Dense Breasts. NCBI.

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# CLINICAL TRIALS:

## Dense Breast Imaging Studies Using DBT Show Sensitivity Close to 40%[3]

Approximately 50% of women between the ages of 40-74 in the US have dense breasts[1], with traditional mammography missing 35.6-52.2% of breast cancers in dense breast tissue[2] making QT Scanner the only system effective at screening dense breast.



Implant With Mass



Calcification

Cancer



Cysts



QTI can see calcification missed by other imaging systems and is particularly effective in imaging dense breasts

(1) Breast Density on a Mammogram, Susan G. Komen
(2) The Role of Ultrasound in Screening Dense Breasts. NCBI.
(3) C. E. Comstock, MD, C. Gatsonis, PhD et al. "Comparison of Abbreviated Breast MRI vs Digital Breast Tomosynthesis for Breast Cancer Detection Among Women With Dense Breasts Undergoing Screening", JAMA 2020, 323(8):746-756

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# Other Ultrasound Products Use 2D Imaging for Dense Breast Screening

| GE Healthcare | SIEMENS | SonoCiné | HITACHI | Delphinus Medical Technologies | QT IMAGING |
|---|---|---|---|---|---|
| INVENIA ABUS | ACUSON S2000 ABVS | AWBUS | SOFIA 3D | DELPHINUS SOFTVUE | BREAST ACOUSTIC CT |
|  |  |  |  |  |  |
| **DESIGN TYPE** | | | | | |
| Articulating Arm | Articulating Arm | Articulating Arm Guided Handheld | Rotating Armature | Water Bath | Water Bath |
| **OUTPUT** | | | | | |
| Stacked 2D Reflection Slices | Stacked 2D Reflection Slices | Stacked 2D Reflection Slices | Stacked 2D Reflection Slices | Stacked 2D Slices | Only Full 3D |
|  |  |  |  |  |  |

**Mammography is ineffective in screening dense breasts.**
**Ultrasound techniques performed after MRI did not detect additional cancer[1] in dense breast**

QT IMAGING

(1) Integration of Handheld Ultrasound or Automated Breast Ultrasound among Women with Negative Mammographic Screening Findings: A Multi-center Population-based Study in China

Source: Manufacturer's websites

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# The Current Breast Imaging Paradigm Leads to Unnecessary Concern and Costs

## Screening compliance is low


35%
65%

35% of women aged 40–70 do not get screened.[1]

- Do not follow guidelines
- Follow guidelines

### Of the **65%** of women who do get screened, many suffer through unnecessary callbacks

Aside from the discomfort of the mammogram procedure, **up to 15% of women are called back** for additional procedures such as ultrasound, MRI or biopsies – which can be **expensive, time consuming and cause significant anxiety**[2]

## For every **1,000** screening mammograms:

**CALL BACK RATES**
~15% call-backs rates with mammography

**150**



**98% of Recalls are Avoidable**

**BIOPSIES**
~10% biopsy rate for callbacks

**15**



**Over 80% of Callback Biopsies are Benign[4]**

**CANCER INCIDENCE**
0.3% cancer diagnosis[5]

**3**



(1) Mammography. Center for Disease Control and Prevention
(2)Very Well Health | 13 Reasons for a Mammogram Callback | Larell Scardelli
(3)PubMed | False-Negative Rate of Combined Mammography and Ultrasound for Women with Palpable Breast Masses | Carlos H.F. Chan, Suzanne B. Coopey, Phoebe E. Freer, and Kevin S. Hughes
(4)National Breast Cancer Foundation | Breast Biopsy: Procedure Types, What to Expect and Results
(5)U.S. Breast Cancer Statistics. Breastcancer.org.

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# Current and Future Uses of QT Breast Scanner

The QT Breast Scanner has been granted FDA clearances that allow for meaningful clinical use, with potential for a future roadmap to provide a replacement to screening mammography, a transformational milestone that would significantly expand the market opportunity

## CURRENT APPLICATION

- Currently used in clinics for supplementary screening and diagnostic imaging. It cannot be marketed as a replacement for the mammogram at this time.
- **FDA clearances in place:**
  - Breast Imaging (K162372)
  - Software Improvements (K181785, K190626)
  - Breakthrough Device Designation (Q181785)
  - Measure Fibroglandular Volume (K220993)

"The QT Ultrasound Breast Scanner – 1 is for use as an ultrasonic imaging system to provide reflection-mode and transmission-mode images of a patient's breast. The device is not intended to be used as a replacement for screening mammography."

- Food and Drug Administration
  510(k) Premarket Notification of Intent K162372

"The QT Scanner 2000 Model A is for use as an ultrasonic imaging system to provide reflection mode and transmission-mode images of a patient's breast. The QT Scanner 2000 Model A software also calculates the breast fibroglandular tissue volume (FGV) value and the ratio of FGV to total breast volume (TBV) value as determined from reflection-mode and transmission mode ultrasound images of a patient's breast. The device is not intended to be used as a replacement for screening mammography.

The QT Scanner 2000 Model A is indicated for use by trained healthcare professionals in environments where healthcare is provided to enable breast imaging in adult patients."

- Food and Drug Administration

(1) FDA | 510(k) Premarket Notification of Intent K220933

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Current and Future Uses of QT Breast Scanner The QT Breast Scanner has been granted FDA clearances that allow for meaningful clinical use, with potential for a future roadmap to provide a replacement to screening mammography, a transformational milestone that would significantly expand the market opportunity FUTURE POTENTIAL APPLICATIONS NEAR-TERM: • Use applicability for determining breast density, measuring mass size and growth, and diagnosing lesions using artificial intelligence to expand into supplementary imaging market MEDIUM-TERM: • FDA has granted QT Scanner a Breakthrough Device Designation for screening younger and High-Risk women • Screening for High-Risk (Family History and Genes) Young Women: providing at-risk young women a safe, comfortable, and accurate method to screen for breast cancer LONG-TERM (MAJOR MILESTONE): • Alternative to Screening Mammography: our goal is to provide all women a safe, comfortable, and accurate method to screen for breast cancer (1) FDA | 510(k) Premarket Notification of Intent K220933 Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved. 28

QTI Offers Potential Capabilities for Screening, Diagnosis, and Monitoring SUPPLEMENTAL SCREENING • Supplementary screening (Approved) DIAGNOSIS − Dense Breasts • Quantification of − Intermediate to high-risk women fibroglandular volume MONITORING − Implants (Approved) • Ability to safely • Primary screening for mammogram • AI-enabled diagnostics use repeatedly – no side underserved patients (age <35) effects/ non-invasive • Accurate tumor size − Young, high-risk women with predisposal to • Measure and track mass cancer or previous chest radiation • Potential for biopsy procedures size and growth with the 2nd generation open − Any woman who believes they are at risk angle scanner (currently under • Assess response to development) • Adjunctive and/or alternative to treatments handheld ultrasound • Can accurately determine growth rate of tumors, thus • Alternative to breast MRI with identifying aggressive cancers gadolinium injection QTI imaging technique has the capability to replace MRI for dense breasts (no injection, no discomfort) Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved. 29

The QT Scanner Delivers a Better Experience for Patients than Traditional Systems HANDHELD QT IMAGING MRI MAMMOGRAPHY ULTRASOUND Image Quality (1) Safety Speed Cost Efficiency Patient Experience …OVER HHUS …OVER MRI ...OVER MAMMOGRAPHY The QTI • Superior image quality • High resolution and • Improved image quality contrast-to-noise ratio • Not operator dependent • Safer (no radiation), allowing for Imaging • No injection needed more frequent imaging • Quantifiable/repeatable Advantage • Lower equipment cost• Greater sensitivity and specificity • No special facility or • No special facility requirements shielding requirements • Quantifiable/repeatable (1) No radiation exposure or injections necessary Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved. 30

# QTI Clinical Trials Provide Compelling Results for Adoption and Approvals

| CLINICAL TRIALS | IMPLICATION OF RESULTS OR PRELIMINARY RESULTS |
|---|---|
| • Visual Grading Assessment of Quantitative Transmission Ultrasound Compared to Digital X-ray Mammography and Hand-held Ultrasound<br>• Anatomy-Correlated Breast Imaging and Visual Grading Analysis Using Quantitative Transmission Ultrasound | QT can **see more anatomy** than mammography or handheld ultrasound |
| • Accuracy of Cyst vs. Solid Diagnosis in the Breast Using Quantitative Transmission (QT) Ultrasound<br>• Breast Cyst Fluid Analysis Correlations Using Transmission Ultrasound<br>• Objective Breast Tissue Image Classification Using Quantitative Transmission Ultrasound Tomography | QT can **distinguish specific tissues** unlike mammography or handheld ultrasound |
| • Quantitative Assessment of Breast Density: Transmission Ultrasound is Comparable to Mammography with Tomosynthesis | QT can **quantify breast density** unlike mammography or handheld ultrasound |
| • An Exploratory Study Comparing Transmission Ultrasound to Mammography on Recall Rates and Detection Rates for Breast Cancer | QT can **identify breast and reduce recall rates** better than mammography |
| • QT Ultrasound Tomography for Orthopedic Imaging | QT **can identify bone and joint structures** |
| • QT Ultrasound for Whole Body Imaging | QT **can identify internal body structures** |

**Current Partners**

Tower Cancer Research Foundation
Dr. Susan Love Fund for Breast Cancer Research

Sunnybrook Health Sciences Centre
Canada's premier Cancer centre.

NIH National Institutes of Health
*Turning Discovery Into Health*

University of Illinois Urbana-Champaign

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# Two Clinical Trials Completed and Published

## QT Performance Relative To FFDM and DBT in Mass Detection

### STUDY #1 FFDM


improvement with FFDM
improvement with QT
NORMAL vs CANCER
CYST vs CANCER
BENIGN MASS vs CANCER
ALL vs CANCER
Fixed
Random
-0.8 -0.6 -0.4 -0.2 0.0 0.2 0.4 0.6 0.8
Difference in ROC-AUC: QT-FFDM

### STUDY #2 (Comparison to Digital Breast Tomosynthesis)


TPF
FPF
1.0
0.8
0.6
0.4
0.2
0.2 0.4 0.6 0.8 1.0
QT: 0.772±0.029
MG: 0.728±0.031


VS

In recent studies, QT outperformed today's gold standard (Digital Breast Tomosynthesis)

QT IMAGING

(1) Study #1: An Exploratory Multi-reader, Multi-case Study Comparing Transmission Ultrasound to Mammography on Recall Rates and Detection Rates for Breast Cancer Lesions
(2) A Multireader Multicase (MRMC) Receiver Operating Characteristic (ROC) Study Evaluating Noninferiority of Quantitative Transmission (QT) Ultrasound to Digital Breast Tomosynthesis (DBT) on Detection and Recall of Breast Lesions
Jiang, Yulei et al., Academic Radiology, in press.

Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved.

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CLINICAL ADOPTION

Key Milestones Have Been Achieved With Additional Catalysts to Drive Commercial Adoption and Increased Market Share Breast Acoustic CT System 18 months Key Milestones Achieved for Commercial Adoption ✓Four placements in North America to date and more on the way ✓Signed Sales Agent Agreement with NXC Imaging (A Subsidiary of Canon Medical Systems) for worldwide sales and service rollout ✓Signed Feasibility Study Agreement with Canon Medical Systems Catalysts for Further Commercial Adoption • Screening adjunct clearance for high-risk young women • Primary screening clearance for all women subject to FDA approval • Product enhancements while further developing sales and marketing team FDA Clearance for Primary Screening Millions of young, at-risk women can benefit from QTI’s potential FDA clearance for primary screening Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved. 34

Reimbursement Will Be Driven by the Value and Savings Provided to Patients EXISTING FUTURE ® • CPT codes, non-specific to • CPT code specific to QT Scanner QTI technology: − Higher reimbursements capture full value of unique advantages that QT Scans offer − Unilateral or Bilateral breast ultrasound (76641 or 76642) − Process to QTI-specific code facilitated by breakthrough designation − 3D rendering (76377) − Other ultrasound procedures (76999) • Reimbursement agreements with specific insurance companies and programs − Integrated health systems focused on minimizing overall cost of care − Programs serving higher risk groups Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved. 35

OPEN ANGLE SCANNER

Developing an Open Angle Scanner Will Expand the Technology to New Markets Development of the open angle scanner is underway… • QTI has successfully completed feasibility studies for partial angle reconstruction • QTI has verified the ability to perform data acquisition and image reconstruction with a membrane within the field • Working to design a platform that accommodates orthopedic, infant, other individual organs, and full body imaging The Open Angle Scanner has the potential to offer a safe and affordable in-office imaging solution Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved. 37

Developing an Open Angle Scanner Will Expand the Technology to New Markets …providing significant potential to access new markets and applications • The Open Angle Scanner uses an open, partial angle configuration which reduces the viewing field from 3600 to 3250 and provides additional capabilities for QTI technology in: − Orthopedic imaging − Other organs (as prostate) − Whole body infant scanning − Biopsy and image-guided diagnostic and treatment procedures • The scanner satisfies the need for better image reconstruction techniques in partial-ring tomography systems • Potential to prevent cancers from developing into advanced stages • Representative point-of-care target markets include: ORTHOPEDIC SPORTS MILTARY [SHIPS & SURGEONS TEAMS FIELD USE] [IN-OFFICE] [ON THE FIELD] Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved. 38

The Infrastructure is in Place to Allow for the Rollout of the Next Generation Scanner Next Generation Open Angle Scanner Key Infrastructure in Place for Development ✓Underlying ultra-low frequency sound emitting technology ✓Initial Proof of Concept ✓Commencement of prototype design and build Upcoming Catalysts for Rollout • Software development • FDA approvals Prototype Design and Build Next generation open angle scanner will allow QTI to access adjacent areas such as ortho, infant, and image guided procedures Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved. 39

Open Angle Scanner Development Pathway and Corresponding Catalysts Open Angle Prototype Design & Build Proof of Hardware Concept (First Clinical Trials) Development Software Submitted 510(k) Ortho Software w/Hardware Development Rollout Development (FDA Clearance) (First Clinical Trials) Software Infant Software Development 510(k) Development (First Clinical Trials) Software Image-Guided Development Procedure Software (First Clinical Trials) Development Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved. 40

Investment Highlights Cutting-edge imaging technology with multiple potential applications creates a tremendous opportunity to transform the imaging market • NXC Imaging Agreement to Drive Industry-Transforming Accelerated Commercial Imaging Technology Roll-out Platform Recognized by • Feasibility Study Industry Incumbents Agreement signed with Canon Medical Systems Recent Changes to Differentiated FDA Rules and USPSTF Solution in Large and Guidance on Breast (1) Important, $5B Breast Screening Provide Meaningful Tailwinds Screening Market and Momentum Potential to Significantly Expand TAM Through Committed & Experienced Adjacent Market Executive Suite Applications (1) Coherent Market Insights Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved. 41

Thank You!